Filed pursuant to Rule 497(a)

File No. 333-274174

Rule 482 AD

The Herzfeld Caribbean Basin Fund, Inc.

Extends Expiration Date of Non-Transferable Rights Offering; Reinstates Quarterly Distribution; Revises Self-Tender Policy; Extends Management Fee Waiver; and Reports Results of Annual Stockholder Meeting

MIAMI BEACH, FLA., November 22, 2023 – The Herzfeld Caribbean Basin Fund, Inc. (NASDAQ: CUBA) (the “Fund”) today announced the following, each of which is discussed in detail below:

●	An extension of the expiration date for the non-transferable rights offering;
●	The reinstatement of the Fund’s quarterly distributions;
●	A revision to the Fund’s Self-Tender Policy;
●	An extension of the investment advisor’s management fee waiver; and
●	The results of the 2023 Annual Meeting of Stockholders.

Extension of Rights Offering Expiration Date

The Fund announced that it has extended the expiration date of its previously announced non-transferable rights offering to purchase shares of common stock of the Fund (the “Rights Offer”) to December 13, 2023. As a result of this extension, set forth below are important dates to remember relating to the Rights Offer:

Important Dates for the Offer
Record Date	November 3, 2023
Subscription Period	November 8, 2023 to December 13, 2023
Expiration Date	December 13, 2023
Pricing Date	December 13, 2023
Subscription Certificate and
Payment for Shares Due*	December 13, 2023
Notice of Guaranteed Delivery Due*	December 15, 2023
Final Payment for Shares (if any) Due**	December 19, 2023
Confirmation Mailed to Participants	December 21, 2023

* Record Date Stockholders exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with the estimated payment or (ii) a Notice of Guaranteed Delivery.

** Additional amounts may be due at settlement for additional shares purchased upon exercising Rights because the Estimated Subscription Price may be less than the actual Subscription Price. See “The Offering – Payment for Shares.”

The Rights Offer will expire at 5:00 p.m., Eastern Time, on December 13, 2023, the Expiration Date.

Reinstatement of Quarterly Distribution

In addition, the Board of Directors (“Board”) of the Fund has reinstated its quarterly distribution under the Fund’s Managed Distribution Policy (“MDP”) by lifting the suspension of the MDP announced in August 2023.

The Fund’s Board suspended the MDP in connection with the Fund’s filing of a registration statement with the Securities and Exchange Commission (“SEC”) for the Rights Offer. The Board has determined to lift the suspension of the MDP effective immediately and intends to declare a quarterly distribution in December 2023 after the close of the Rights Offer.

In addition to reinstating the quarterly distribution, the Fund revised the MDP to set quarterly distributions at the annual rate of 15% of the Fund’s NAV as determined on a date after the conclusion of the Rights Offer. Details with respect to record date, payment date and other terms of the Q4 2023 quarterly distribution will be provided at a later date.

The primary purpose of the MDP is to provide stockholders with a constant, but not guaranteed, fixed minimum rate of distribution each quarter. The Fund cannot predict what effect, if any, the MDP will have on the market price of its shares or whether such market price will reflect a greater or lesser discount to net asset value as compared to prior to the adoption of the MDP.

Under the MDP, the Fund will distribute all available investment income to its stockholders, consistent with its investment objective and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The amount distributed per share is subject to change at the discretion of the Board. If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its stockholders in order to maintain its managed distribution level. The Fund is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.

The Fund expects that distributions under the MDP will exceed investment income and available capital gains and thus expects that distributions under the MDP will likely include returns of capital for the foreseeable future. A return of capital may occur, for example, when some or all of a stockholder’s investment is paid back to the stockholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to maintain the level of distributions called for under its MDP, the Fund may have to sell portfolio securities at a less than opportune time. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Plan. The amount distributed per share is subject to change at the discretion of the Board. The MDP is subject to ongoing review by the Board to determine whether it should be continued, modified or terminated. The Board may amend the terms of the MDP, suspend the MDP, or terminate the MDP at any time without prior notice to the Fund’s stockholders if it deems such actions to be in the best interest of the Fund or its stockholders. The amendment or termination of the MDP could have an adverse effect on the market price of the Fund's shares. With each distribution that does not consist solely of net investment income, the Fund will issue a notice to stockholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to stockholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the respective calendar year that will tell them how to report these distributions for federal income tax purposes. Stockholders should consult their tax advisor for proper tax treatment of the Fund’s distributions.

Revisions to Self-Tender Policy

The Board also approved preliminary terms for the next tender offer to be conducted under the Fund’s Self-Tender Policy. As previously announced, the Fund intends to conduct a tender offer for its shares within a reasonable amount of time after the closing of the Rights Offer.

Under the Self-Tender Policy, the Fund has undertaken to commence a tender offer of up to 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 10% for the fiscal year just ended. As the average discount for the fiscal year ending June 30, 2023 exceeded 10%, the Fund has undertaken to commence a tender offer in the first calendar quarter of 2024 (Q1) (the “Tender Offer”) and that such Tender Offer will be for between 10% and 20% of the Fund’s outstanding shares, rather than 5% of outstanding shares under the prior Self-Tender Policy. The determination of the percentage of shares to be repurchased under the Tender Offer will be made after the conclusion of the Rights Offer.

The formal offer and detailed terms of the Tender Offer will be announced in Q1 2024.

Extension of Management Fee Waiver

HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. (“TJHA”), the investment advisor for the Fund, previously agreed to waive its management fee by ten (10) basis points (from 1.45% to 1.35%) for any fiscal year if the Fund’s average discount to NAV during the preceding fiscal year is greater than 5%. TJHA has extended that fee waiver through June 30, 2024 and has further agreed to waive its management fee on the Fund’s net assets in excess of $30 million by an additional ten (10) basis points. Accordingly, effective immediately TJHA’s management fee after the voluntary waiver will be (i) 1.35% of the Fund’s assets up to and including $30 million and (ii) 1.25% of the Fund’s assets in excess of $30 million.

Results of 2023 Annual Meeting of Stockholders

In addition, the Fund held its annual stockholder meeting on November 16, 2023 (“Annual Meeting”). At the Annual Meeting, the Fund’s stockholders re-elected Mr. Thomas J. Herzfeld as Class III Director for the Fund for a term of three years. Mr. Herzfeld commented: “Our Board continues to provide stable and expert guidance to the Fund and its stockholders. The independent Board members have served our stockholders well and we are fortunate to have Board members of such high quality and expertise guiding the Fund through the current complicated investment environment. I am very pleased to be able to serve on the Board with these accomplished professionals. Our decisions announced today reflect the Board’s commitment to the interests of the Fund’s long-term shareholders.”

Tender Offer Statement

The above statements are not intended to constitute an offer to participate in any tender offer. Shareholders will be notified of the terms of the tender offer in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, either by publication or mailing or both. The tender offer will be made by an offer to purchase, a related letter of transmittal, and other documents to be filed with the SEC. Shareholders of the Fund should read the offer to purchase and tender offer statement and related exhibits when those documents are filed and become available, as they will contain important information about the tender offer. These and other filed documents will be available to investors for free both at the website of the SEC (www.sec.gov) and from the Fund (www.herzfeld.com/cuba).

The Fund’s investment advisor is HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. and the Fund’s shares trade on the NASDAQ Capital Market under the symbol “CUBA.” Thomas J. Herzfeld Advisors, Inc. specializes in the field of closed-end funds. Information about the investment advisor and the Fund can be found at www.herzfeld.com.

This announcement is not an offer to sell securities and the Fund is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. The Rights Offer is made only by means of the Prospectus dated November 7, 2023, as supplemented.

NASDAQ Capital Market: CUBA

CUSIP: 42804T106

About Thomas J. Herzfeld Advisors, Inc.

Thomas J. Herzfeld Advisors, Inc., founded in 1984, is an SEC-registered investment advisor, specializing in investment analysis and account management in closed-end funds. The Firm also specializes in investment in the Caribbean Basin. The HERZFELD/CUBA division of Thomas J. Herzfeld Advisors, Inc. serves as the investment advisor to The Herzfeld Caribbean Basin Fund, Inc. a publicly traded closed-end fund (NASDAQ: CUBA).

More information about the advisor can be found at www.herzfeld.com.

Past performance is no guarantee of future performance. An investment in the Fund is subject to certain risks, including market risk. In general, shares of closed-end funds often trade at a discount from their net asset value and at the time of sale may be trading on the exchange at a price which is more or less than the original purchase price or the net asset value. An investor should carefully consider the Fund’s investment objective, risks, charges and expenses. Please read the Fund’s disclosure documents before investing.

Forward-Looking Statements

This press release, and other statements that TJHA or the Fund may make regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating to: management’s beliefs that the cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in a position to capitalize on potential future investment opportunities, when there can be no assurance either will occur; the tax consequences of the distributions to stockholders; and other factors may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s or TJHA’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions. TJHA and the Fund caution that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and TJHA and the Fund assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. With respect to the Fund, the following factors, among others, could cause actual events to differ materially from forward-looking statements or historical performance: (1) changes and volatility in political, economic or industry conditions, particularly with respect to Cuba and other Caribbean Basin countries, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for the Fund or in the Fund’s net asset value; (2) the relative and absolute investment performance of the Fund and its investments; (3) the impact of increased competition; (4) the unfavorable resolution of any legal proceedings; (5) the extent and timing of any distributions or share repurchases; (6) the impact, extent and timing of technological changes; (7) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to the Fund or TJHA, as applicable; (8) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or TJHA or the Fund; (9) TJHA’s and the Fund’s ability to attract and retain highly talented professionals; (10) the impact of TJHA electing to provide support to its products from time to time; (11) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions; and (12) the effects of an epidemic, pandemic or public health emergency, including without limitation, COVID-19. Annual and Semi-Annual Reports and other regulatory filings of the Fund with the SEC are accessible on the SEC’s website at www.sec.gov and on TJHA’s website at www.herzfeld.com/cuba, and may discuss these or other factors that affect the Fund. The information contained on TJHA’s website is not a part of this press release.

Contact:

Tom Morgan

Chief Compliance Officer

Thomas J. Herzfeld Advisors, Inc.

1-305-777-1660